UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
 (Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2015

Pandora Media, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35198	94-3352630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2101 Webster Street, Suite 1650
Oakland, CA 94612
(Address of principal executive offices, including zip code)

(510) 451-4100
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Amendment

This Form 8-K/A is filed as an amendment (the “Amendment”) to the Current Report on Form 8-K filed by Pandora Media, Inc. (the “Company”) on November 2, 2015 (the “Current Report”) disclosing the closing of the acquisition of Ticketfly, Inc. (“Ticketfly”). This Amendment is being filed solely for the purpose of including the historical audited and unaudited financial statements of Ticketfly and the pro forma condensed combined financial information required by Items 9.01(a) and 9.01(b) of Form 8-K that were excluded from the Current Report in reliance on the instructions to such items.

Item  9.01                  Financial Statements and Exhibits.

(a)                 Financial Statements of Business Acquired. The audited financial statements of Ticketfly as of December 31, 2014, December 31, 2013 and December 31, 2012 and for the years ended December 31, 2014, December 31, 2013 and December 31, 2012 and the notes related thereto are filed herewith as Exhibit 99.1. The unaudited financial statements of Ticketfly as of September 30, 2015 and December 31, 2014 and for the nine months ended September 30, 2015 and September 30, 2014 are filed herewith as Exhibit 99.2. The consent of KPMG LLP, Ticketfly’s independent auditors, is attached as Exhibit 23.1 to this Form 8-K/A.

(b)                 Pro Forma Financial Information. The unaudited pro forma condensed combined financial information of the Company and Ticketfly for the year ended December 31, 2014 and as of and for the nine months ended September 30, 2015 are filed herewith as Exhibit 99.3.

(d)                 Exhibits.

Number	Description

23.1	Consent of KPMG LLP, Independent Auditors of Ticketfly
99.1	Audited financial statements of Ticketfly as of December 31, 2014, December 31, 2013 and December 31, 2012 and for the years ended December 31, 2014, December 31, 2013 and December 31, 2012
99.2	Unaudited financial statements of Ticketfly as of September 30, 2015 and for the nine months ended September 30, 2015
99.3	Unaudited pro forma condensed combined financial information of the Company and Ticketfly for the year ended December 31, 2014 and as of and for the nine months ended September 30, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PANDORA MEDIA, INC.

Dated: January 7, 2016	By:	/s/ Stephen Bené
Stephen Bené
General Counsel and Corporate Secretary

EXHIBIT INDEX

Number	Description

23.1	Consent of KPMG LLP, Independent Auditors of Ticketfly
99.1	Audited financial statements of Ticketfly as of December 31, 2014, December 31, 2013 and December 31, 2012 and for the years ended December 31, 2014, December 31, 2013 and December 31, 2012
99.2	Unaudited financial statements of Ticketfly as of September 30, 2015 and for the nine months ended September 30, 2015
99.3	Unaudited pro forma condensed combined financial information of the Company and Ticketfly for the year ended December 31, 2014 and as of and for the nine months ended September 30, 2015